SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

Filed by the Registrant                             [ ]
Filed by a Party other than the Registrant          [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SS 240.14a-11(c) or SS 240.14a-12

                          La Jolla Diagnostics, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter


                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:


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     2.   Aggregate number of securities to which transaction applies:


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     3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     4.   Proposed maximum aggregate value of transaction:


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     5.   Total fee paid:


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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:


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     2.   Form, Schedule or Registration Statement No.:


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     3.   Filing Party:


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     4.   Date Filed:


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===============================================================================

                          LA JOLLA DIAGNOSTICS, INC.
                        7855 IVANHOE AVENUE, SUITE 322
                          LA JOLLA, CALIFORNIA  92037

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 29, 2000


TO THE SHAREHOLDERS OF LA JOLLA DIAGNOSTICS, INC.:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of LA JOLLA DIAGNOSTICS, INC. ("La Jolla") will be held at the La Jolla Country Club, 7301 High Avenue, La Jolla, California, on Thursday, JUNE 29, 2000, at 10:00 a.m., for the following purposes:

     1. ELECTION OF BOARD OF DIRECTORS. To elect a Board of Directors to hold office for the ensuing year, until the next annual meeting and until their successors are elected and qualified. The Board will present for election the following four nominees:

                  Donald Brucker               Thomas Cajka
                  Stephen Roberts                Greg Caton

     2. AMENDING ARTICLES OF INCORPORATION. The Board of Directors has approved and recommends that the stockholders of La Jolla approve an amendment to the articles of incorporation for the purpose of changing La Jolla's name to NatureWell.com, Inc.

     3. STOCK OPTION PLAN. To consider and vote upon the approval of an Incentive Stock Bonus and Option Plan.

     4. SELECTION OF AUDITORS. To consider and vote upon the ratification and the selection of Logan Throop and Co. as independent auditors for La Jolla for the year ending June 30, 2000.

     5. OTHER BUSINESS. To transact such other business as may properly come before the Meeting or any adjournment thereof.


     The Board of Directors has fixed the close of business on April 15, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any and all adjournment thereof.


                                       By order of the
                                       Board of Directors
                                       of La Jolla Diagnostics, Inc.


                                       Donald Brucker,
                                       Chairman of the Board of Directors


La Jolla, California
April 15, 2000

===============================================================================

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE EITHER IN PERSON OR BY EXECUTING AND GRANTING A LETTER-DATED PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. SO THAT THE COMPANY CAN FINALIZE ARRANGEMENTS FOR THE SHAREHOLDERS' MEETING, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING.

===============================================================================

                          LA JOLLA DIAGNOSTICS, INC.
                        7855 IVANHOE AVENUE, SUITE 322
                          LA JOLLA, CALIFORNIA  92037


                               PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                JUNE 29, 2000


                                INTRODUCTION
                                ------------

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of LA JOLLA DIAGNOSTICS
("La Jolla" or the "Company") for use at the Annual Meeting of Shareholders
(the "Meeting") of La Jolla, to be held at the La Jolla Country Club,
7301 High Avenue, La Jolla, California on JUNE 29, 2000 at 10:00 a.m. and at any and all adjournments thereof. It is anticipated that this Proxy Statement and the accompanying Notice will be mailed to shareholders on or about May 1, 2000.

Matters To Be Considered at the Meeting
---------------------------------------

     The Meeting will be held for the following purposes:

          1. ELECTION OF BOARD OF DIRECTORS. To elect a board of four (4) directors to serve for the ensuing year, until the next annual meeting of shareholders and until their successors are duly elected and qualified.

          2. AMENDMENT OF ARTICLES OF INCORPORATION. To amend the Articles of Incorporation of La Jolla to change the Company's name to NATUREWELL.COM, INC. with shareholder approval pursuant to Section 903 of the Corporations Code.

     THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF LA JOLLA UNANIMOUSLY RECOMMEND A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO NATUREWELL.COM, INC.

          3. STOCK BONUS AND OPTION PLAN. To consider and vote upon the approval of the Stock Bonus and Option Plan.

          4. SELECTION OF AUDITORS. To consider and vote upon the ratification and the selection of Logan Throop and Co. as independent auditors for La Jolla for the year ending June 30, 2000.

          5. OTHER BUSINESS. To transact such business as may properly come before the Meeting or any adjournment thereof.

          You are urged to sign and return the enclosed proxy as promptly as possible, whether or not you attend the Meeting in person.

          For additional information relating to the Meeting, See "Election of Directors" and "Amendment of Articles."

Persons Making this Solicitation and Costs of Solicitation
----------------------------------------------------------

     This solicitation of proxies is being made by the Board of Directors of La Jolla. La Jolla will bear the cost of solicitation and the expense of preparing, assembling, printing and mailing this Proxy Statement and any other material used in this solicitation of proxies. It is contemplated that proxies will be solicited through the mail, but directors, officers, and regular employees of La Jolla may solicit proxies personally or by telephone.
Although there is no formal agreement to do so, La Jolla may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses in connection with forwarding these proxy materials to their principals. In addition, La Jolla may pay for and utilize the services of individuals or companies not regularly employed by La Jolla in connection with the solicitation of proxies if the officers of La Jolla determine that this is advisable.

Revocability of the Proxy
-------------------------

     The proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is executed. A shareholder may revoke a proxy at any time before it is exercised by filing a written revocation or a duly executed proxy and voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions on the proxy. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting. If any other matters are properly presented at the Meeting, the proxy will be voted by the proxyholders in accordance with the recommendation of the Board of Directors of La Jolla.

Outstanding Securities and Voting Rights
----------------------------------------

     There were issued and outstanding 19,813,014 shares of La Jolla Common Stock, no par value, on April 15, 2000, which has been set as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting ("Record Date"). La Jolla's Articles of Incorporation also authorize the issuance of up to 5,000,000 shares of Preferred Stock, none of which shares of Preferred Stock are issued or outstanding.

     Each holder of La Jolla Common Stock will be entitled to one vote, in person or by proxy, for each share of La Jolla Common Stock held of record on the books of La Jolla as of the Record Date on any matter submitted for the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively. In connection with the election of directors, cumulative voting may be in effect if a shareholder present at the Meeting has given notice at the Meeting prior to the voting of his or her intention to vote his or her shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates whose names properly were placed in nomination prior to the commencement of voting. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total of votes may be cast for one nominee or it may be distributed on the same principal among as many nominees as the shareholder sees fit. In the election of directors, the four (4) nominees receiving the highest number of votes are elected. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.


                      PROPOSAL 1:  ELECTION OF DIRECTORS
                      ----------------------------------

The Board of Directors' Nominees
--------------------------------

     La Jolla's Bylaws provide that La Jolla shall have not less than four (4) nor more than seven (7) directors, the exact number of Directors to be fixed from time to time within the limits specified in the Articles of Incorporation or in this section, by a Bylaw or amendment thereof, duly adopted by shareholders or by the Board of Directors. Under Article III, Section 2(b), the number of directors was set at four.

     The Board has nominated four (4) candidates for election at the Meeting. The persons named below will be nominated for election to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. Votes will be cast by the management proxyholders in such a way as to effect the election of all four (4) nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees shall be unable to serve.

     The names of and certain information as of April 15, 2000 with respect to, the persons nominated by the Board of Directors for election as directors and those persons whose term of office will continue after the Meeting, are as follows:

Directors and Executive Officers
--------------------------------

     The name, age and current positions(s) of each director and nominee of the Company are set forth below:

   Name                        Age      Position
   ----------------------      ---      ------------------------------------

   Donald Brucker (1)          67       Chief Executive Officer,
                                        Chief Financial Officer and Director

   Stephen C. Roberts (1)      40       President, Secretary and Director

   Thomas V. Cajka             47       Director

   Greg Caton                  44       Director

   (1)  Member of the Compensation Audit Committee of the Board of
Directors.


DONALD BRUCKER, O.D.

     Dr. Brucker is a founder of the Company and currently serves as Chief Executive Officer, Chief Financial Officer and Chairman and has served as Director since 1995. Dr. Brucker has over 30 years experience in the medical products business. He was a founder and the Chief Executive Officer of Continuous Curve Contact Lenses, Inc., at one time the second largest manufacturer of contact lens products. Continuous Curve was recognized as an innovator in introducing new series of FDA approved contact lenses. As Chief Executive Officer of Continuous Curve, Dr. Brucker administered their public offering in 1977 and then the company's sale four years later to Revlon for more than $100,000,000. Following the acquisition, Dr. Brucker became President of Revlon Vision Care. From 1981 to 1982, Dr. Brucker served as Chief Executive Officer of Immunotech Pharmaceuticals (now known as Dura Pharmaceuticals). From 1982 to 1989 Dr. Brucker served as consultant for several healthcare and medical device companies. Dr. Brucker was instrumental in obtaining one of the first HIV diagnostic FDA approvals.

STEPHEN C. ROBERTS, M.D.

     Dr. Roberts serves as President and Secretary and has served as a director since September 1998 when he was appointed by the Board of Directors to fill a vacancy on the Board. He is currently the President and Secretary of DiagnosTech, Inc., a California corporation and subsidiary of La Jolla. From 1995 through 1997, Dr. Roberts was a Principal of Maven Securities, Inc. in Minneapolis, Minnesota. Prior to this, from 1993 to 1995, he was self-employed and primarily managed real estate. In 1991, he was self-employed doing business as Talon and Associates, a consulting firm specializing in market evaluation and planning for medical device companies. Dr. Roberts received his Bachelor of Arts degree in 1985 from St. Olaf College in Northfield, Minnesota where he majored in chemistry and biology. He graduated from the University of Minnesota Medical School in 1991 and completed his medical internship at Bergen Pines County Hospital, an affiliate of the University of Medicine and Dentistry of New Jersey at Paramus, New Jersey.

THOMAS V. CAJKA

     Mr. Cajka has served as a director since March 1998 when he was appointed by the Board of Directors to fill a vacancy on the Board. He is currently the owner and a CPA of Thomas Cajka & Associates. He graduated from San Diego State University in 1978 with a B.A. in Business Administration and Accounting and became a Certified Public Accountant. He began his career in the entertainment industry at the well-known firm of Gelfand, Rennert and Feldman and later moved to Breslauer, Jacobson and Rutman. Mr. Cajka worked in business management where he advised top-rated entertainers in their financial and business affairs. In 1986 Mr. Cajka joined The Michael Mann Company. As producer and executive in charge of production, Mr. Cajka supervised the business affairs of the company and coordinated all activities of the film and television projects from budget preparation to negotiation of contracts to hiring.

GREG CATON

     Mr. Caton has served as a director and consultant to the Company since March 2000 when he was appointed by the Board of Directors to fill a vacancy on the Board. He is currently President of Lumen Foods, a Louisiana-based company. He is a graduate of Louisiana Valley College and a veteran of the Vietnam War. Mr. Caton was the initial founder of Nutrition for Life International (now known as Advanced Nutraceuticals, Inc.) which became a $100 million revenue company. After leaving Nutrition for Life he founded Lumen Foods in 1986 which today manufactures the best-selling vegetarian "meat" snack on the North American continent called Stonewall's Jerquee. He is the author of The Lumen Book (1986), an interdisciplinary work on vegetarianism and the role of meat analogs, with over 40,000 copies in print. Mr. Caton has been a speaker on the emerging importance of soy protein for over 10 years. A keynote speaker at the International Soyfoods Conference in Mexico City in 1997, Mr. Caton has been a proponent of the ecological need to substitute animal proteins with vegetable proteins for nearly 20 years.

     All members of the Board of Directors are elected to serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal in the manner specified in the Company's bylaws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES
FOR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. PROXIES RETURNED TO LA JOLLA WILL BE VOTED "FOR" THE ELECTION OF THESE NOMINEES UNLESS OTHERWISE INSTRUCTED.

The Board of Directors and Committees
-------------------------------------

     During this past fiscal year the Board of Directors of La Jolla held two
(2) meetings. Each director of La Jolla, with the exception of Greg Caton who was appointed by unanimous written consent of the Board of Directors subsequent to the last Board meeting, attended both meetings of the Board of Directors of La Jolla.

     The Board of Directors has a Compensation Audit Committee, currently comprised of Messrs. Brucker & Roberts. The Compensation Audit Committee makes recommendations concerning salaries and bonuses for executive officers and reviews the results and scope of the audits and other services provided by the Company's independent auditors. The Committee did not formally meet during this past fiscal year.

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          -------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Donald Brucker
--------------

     For the fiscal years ending June 30, 1997 and June 30, 1998, Dr. Brucker failed to timely file a Form 4, Statement of Changes in Beneficial
Ownership, with the SEC with respect to his disposition by gift of 5,300 shares on July 1, 1996 and a disposition by sale, in an open market transaction, of 92,840 shares on September 10, 1997. A substitute Form 5, Annual Statement of Changes in Beneficial Ownership, for fiscal years ending 1997 and 1998 was filed by Dr. Brucker on or about April 14, 2000 to report the aforementioned dispositions.

Stephen Roberts
---------------

     Dr. Roberts failed to timely file a Form 3, Initial Statement of Beneficial Ownership, with the SEC after his election as President, Secretary and a director of the Company. In addition, Dr. Roberts failed to timely file a Form 4 with the SEC with respect to his disposition by gift of 300,000 shares on February 14, 2000. A substitute Form 5 was filed by Dr. Roberts in lieu of the delinquent Form 3 and Form 4 to report the above disposition, on or about May 1, 2000.

Thomas Cajka
------------

     Mr. Cajka failed to timely file a Form 3 with the SEC with respect to his election onto the Board of Directors of the Company. In addition, Mr. Cajka failed to timely file a Form 4 with the SEC with respect to the following dispositions: 5,000 shares on August 25, 1999; 25,000 shares on September 9, 1999; 10,000 shares on September 10, 1999; 10,000 shares on September 13, 1999; 5,000 shares on January 28, 2000; 11,500 shares on February 17, 2000; and 8,500 shares on February 23, 2000. A substitute
Form 5 was filed by Mr. Cajka in lieu of the delinquent Form 3 and Form 4 to report the above dispositions, on or about May 1, 2000.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      --------------------------------------------------------------

Principal Stockholders
----------------------

     The following table sets forth information with respect to the beneficial ownership of Common Stock as of April 15, 2000 (assuming the exercise of options and warrants exercisable within 60 days of the date hereof) by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of commons Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers named in the Summary Compensation Table above, and
(iv) all directors and officers of the Company as a group. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable. Percentage ownership assumes all warrants and options of listed person exercised and all other warrants and options unexercised.

     Name and Address                    Amount          Percent
     ---------------------------       ----------        -------
     Donald Brucker (1)                 1,557,832           8%
     2838 Caminito Turnberry
     La Jolla, California  92037

     Stephen Roberts                    2,450,000          12%
     6542 Regency Lane, #204
     Eden Prairie, NM  55344

     Thomas Cajka (2)                     125,000          <1%
     3202 Third Avenue, #103
     San Diego, California 92103

     All directors and executive
     officers as a group                4,132,832          21%
     (3 individuals)

     (1)  Includes 190,000 shares subject to a Warrant.
     (2)  Includes 100,000 shares subject to a Warrant.


                          EXECUTIVE COMPENSATION
                          ----------------------

Executive Cash Compensation
---------------------------

     The following table shows, for the most recent three fiscal years, the cash compensation paid by the Company, as well as all other compensation paid or accrued for those years to the Chief Executive Officer and the Company's other executive officers as of June 30, 1999.

                        SUMMARY COMPENSATION TABLE
                        --------------------------

                                Annual Compensation            Long Term Compensation (1)
                              ---------------------    ------------------------------------------
Name and              Fiscal                               Stock          LTIP      All Other
Principal Position     Year    Salary  Bonus  Other    Awards  Warrants  Payouts  Compensation($)
-------------------   ------  -------  -----  -----    ------  --------  -------  ---------------

Donald Brucker,        1999   $96,000   $0     $0        0        0        $0          $0
Chairman, Chief        1998   $96,000   $0     $0        0        0        $0          $0
Executive Officer      1997   $96,000   $0     $0        0        0        $0          $0
and Chief Financial
Officer

Stephen C. Roberts     1999   $46,000   $0     $0        0        0        $0          $0
President &            1998   $     0   $0     $0        0        0        $0          $0
Secretary      (2)     1997   $     0   $0     $0        0        0        $0          $0


     (1) No Common Stock, Performance Warrants, stock appreciation rights, or stock options were granted to any officer during the past 3 fiscal years.

     (2)  Stephen Roberts was elected during fiscal year 1999.

Stock Option Grants and Exercises
---------------------------------
     As of April 15, 2000, all options of the Company's 1996 Incentive Stock Bonus and Option Plan were granted and exercised.

     There were no stock options granted to executive officers during fiscal year 1999.

Long-Term Incentive Plan ("LTIP") Awards
----------------------------------------
     As of April 15, 2000, there were no awards made to executive officers under any LTIP of the Company.

Defined Benefit or Pension Plan
-------------------------------
     The Company has no defined benefit or pension plans.

Compensation of Directors
-------------------------

     No director of the Company receives any cash compensation for his service as a director. No Common Stock or Performance Warrants were granted to directors during fiscal year 1999. All directors are entitled to be reimbursed for travel and other expenses incurred in attending meetings of the Board of Directors.

Employment Contracts
--------------------

     The Company has no employment contracts or compensatory plans or arrangements or change-in-control arrangements with respect to any of its executive officers.


            PROPOSAL 2:  AMENDMENT TO ARTICLES OF INCORPORATION
              TO CHANGE COMPANY'S NAME TO NATUREWELL.COM, INC.
            ---------------------------------------------------

     Presently, Article I of a Certificate of Amendment of Articles of Incorporation of La Jolla filed with the California Secretary of State on April 17, 1995 states that the name of the Company is La Jolla Diagnostics, Inc. At the Meeting on JUNE 29, 2000, management intends to request shareholder approval of an amendment to its Articles of Incorporation in the form of Exhibit "A" attached hereto and incorporated herein by this reference. The proposed amendment shall change the name of La Jolla Diagnostics, Inc. to NatureWell.com, Inc.

     The principal reason for the proposed name change is to improve name recognition and to reflect the Company's involvement in E-commerce.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO NATUREWELL.COM, INC.


    PROPOSAL 3:  APPROVAL OF 2000 INCENTIVE BONUS AND STOCK OPTION PLAN
    -------------------------------------------------------------------

Introduction and Background
---------------------------

     The Board of directors deems it to be in the best interest of La Jolla, subject to shareholder approval, that La Jolla adopt an Incentive Stock Bonus and Option Plan (the "Plan") whereby stock, bonuses and incentive options to purchase shares of La Jolla's Common Stock may be granted to eligible employees, directors and consultants of La Jolla.

     Subject to shareholder approval, the Board of Directors has approved the Plan and reserved 5,000,000 shares of La Jolla's Common Stock for issuance in connection with stock bonuses and options granted under the Plan. A copy of the Plan is attached hereto as Exhibit "B."

Purpose
-------

     The purpose of the Plan is to advance the interests of La Jolla and its shareholders by compensating employees, directors and consultants for services rendered to La Jolla and providing an entrepreneurial incentive to (i) provide high levels of performance, (ii) undertake extraordinary efforts to increase the earnings of La Jolla, (iii) increase their proprietary interest in La Jolla, and (iv) remain in the employ and continue providing services to La Jolla.

     The primary reasons for adopting the Plan now, is to enhance La Jolla's ability to attract, compensate and retain qualified employees, directors and consultants by providing an opportunity to acquire a proprietary interest in the success of La Jolla.

Administration
--------------

     The Plan shall be administered by a committee of the Board of Directors of La Jolla of not less than two directors (the "Committee").

     Subject to the provisions of the Plan, the Committee has the authority to interpret the Plan and apply its provisions; to prescribe, to adopt, amend or rescind rules, procedures and forms relating to the Plan; to determine persons who may participate in the Plan; to determine the time at which bonuses or options are granted under the Plan; to determine the number of shares of stock to be subject to each bonus or option and the vesting provisions of such bonuses or options; and to take any other action deemed necessary or advisable for the administration of the Plan.


Eligibility for the Plan
------------------------

     As of April 15, 2000 there would be eight (8) eligible participants under the Plan, including three (3) executive officers, four (4) directors and four
(4) other employees and consultants.

     Following its approval, the Plan will provide for the grant of stock bonuses and both incentive stock options ("ISO's") intended to qualify as such under former Section 422A (now Section 422) of the Internal Revenue Code, as amended, and nonstatutory stock options ("NSO's"). ISO's may be granted only to salaried officers and full-time employees. Any option granted that does not meet the required conditions of an ISO (as set forth above) will be deemed an NSO. If any options granted under the Plan shall for any reason expire or be canceled or otherwise terminate without having been exercised in full, the shares allocable to the unexercised portion of such options shall again become available for the Plan.

Terms, Price and Transferability
--------------------------------

     Stock bonuses and options granted pursuant to the Plan will vest at the time or times determined by the Committee.

     The maximum term of each option granted under the Plan is ten years.
Stock options granted under the Plan must be exercised by the optionee during the earlier of their term or within three (3) months after termination of the optionee's employment or other relationship, except that the period may be extended if so provided in the agreement pursuant to which the option is granted. During said period such option may be exercised in accordance with its terms, but only for the number of shares with respect to its installments as have accrued and vested as set forth in the optionee's option as of the date of termination of employment. Unvested stock bonuses will be forfeited upon termination of the employment or other relationship with La Jolla, unless otherwise provided in the Agreement pursuant to which the bonus was granted.

     Unvested bonuses and all options under the Plan are not transferable except by will or by the laws of descent and distribution as defined in the Code, and options may be exercised during the lifetime of the person to whom the option is granted only by such person or by such person's guardian or legal representative.

     The exercise price of shares of Common Stock subject to options qualifying as ISO's must not be less than the fair market value of the Common Stock on the date of grant. Under the Plan, the exercise price is payable in cash, by check or money order, or at the discretion of the committee by transfer of previously acquired shares of La Jolla Common Stock.

Adjustments
-----------

     The number of shares of Common Stock subject to an option granted under the Plan will be adjusted for any increase or decrease in the number of issued shares of La Jolla resulting from the subdivision, combination or consolidation of shares or other capital adjustment, or the payment of a stock dividend, stock split or other increase or decrease in the outstanding shares insofar as effected without receipt of consideration by La Jolla.

     In the event of a merger or other reorganization, all outstanding options granted will immediately prior to, or concurrently with, such reorganization become exercisable in full, unless the agreements with respect to the reorganization provide for the assumption of such options, in which case the surviving corporation shall honor such options in full. Any such adjustment shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock will be issued under the Plan on account of any such adjustment.

Federal Income Tax Consequences of Options Under the Employee Option Plan
-------------------------------------------------------------------------

     The following discussion is only a summary of the principal federal income tax consequences of the stock bonuses and options to be granted under the Plan, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences herein discussed.

     Generally under present law, when an option qualifies as an ISO: (i) an optionee will not realize taxable income either upon the grant or the exercise of the option, (ii) any gain or loss upon a qualifying disposition of the shares acquired upon exercise of the option will be treated as capital gain or loss and (iii) no deduction will be allowed to La Jolla for federal income tax purposes in connection with the grant or exercise of the option or a qualifying disposition of the shares acquired upon exercise thereof. A disposition by an optionee of stock acquired upon exercise of an ISO will constitute a qualifying disposition if it occurs more than two years after the grant of the option and more than one year after the issuance of the shares to the optionee. La Jolla obtains no deduction in connection with the grant or exercise of an ISO or a qualifying disposition of the shares. If such stock is disposed of by the optionee before the expiration of those time limits, the transfer would be a "disqualifying disposition" and the optionee, in general, will recognize ordinary income equal to the lesser of (i) the aggregate fair market value of the shares as of the date of exercise less the option price or (ii) the amount realized on the disqualifying disposition less the option price. Ordinary income from a disqualifying disposition will constitute compensation for which withholding may be required under federal and state law. Any gain in addition to the amount reportable as ordinary income from a "disqualifying disposition" generally will be capital gain.

     Upon exercise of an ISO, the difference between the fair market value of stock on the date of exercise and the option price generally is treated as a "tax preference" item in that taxable year for alternative minimum tax purposes, as are a number of other items specified by the Code. Such tax preference items (with adjustments) form the basis for the alternative minimum tax, which may apply depending on the amount of the computed "regular tax" of the employee for that year. Under certain circumstances, the amount of alternative minimum tax is allowed as a carry forward credit against regular tax liability in subsequent years.

     In the case of NSO's, no income generally is recognized by the optionee at the time of the grant of the option. The optionee generally will recognize ordinary income at the time the NSO is exercised equal to the aggregate fair market value of the shares acquired less the option price. However, if the shares received upon the exercise of a NSO are subject to certain restrictions, the taxable event is postponed until the restriction lapse. For example, if a sale of the shares at a profit would subject an optionee to liability under
Section 16(b) of the 1934 Act, the optionee generally will recognize taxable income on the date that the optionee is no longer subject to such liability in an amount equal to the fair market value of the shares on such date less the option price. Notwithstanding the foregoing, the optionee may make a special election within thirty days of receiving restricted shares to recognize taxable income as of the date of exercise. Ordinary income for a NSO will constitute compensation for which withholding may be required under federal and state law.

     Subject to special rules applicable when an optionee uses stock of La Jolla to exercise an option, shares acquired upon exercise of a NSO will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee generally will recognize capital gain or loss. Provided the shares are held by the optionee for more than one year prior to disposition, such gain or loss will be long-term capital gain or loss.

     In the case of stock bonuses, ordinary income is generally recognized by the recipient at the time of receipt of the stock bonus unless that stock received is nontransferable and subject to substantial risks of forfeiture. In the case of nontransferable and non-vested stock bonuses, the recipient will generally recognize ordinary income at the time of vesting or the lapse of transfer restrictions, whichever is earlier.

     La Jolla will generally be entitled to a deduction equal to the ordinary income (i.e. compensation) recognized by the recipient of a stock bonus or by the optionee in the case of a "disqualifying disposition" of an ISO or in connection with the exercise of a NSO provided La Jolla complies with withholding requirements of federal and state law.


Duration, Amendment and Termination
-----------------------------------

     The Committee may, from time to time, alter or suspend and at any time discontinue the Plan. However, no action of the Committee may, without the approval of the shareholders of La Jolla, materially increase the maximum number of shares of stock to be issued pursuant to the Plan, modify the provisions of eligibility under the Plan, reduce the option price at which shares of stock may be offered pursuant to options granted under the Plan, materially increase the benefits accruing to participants under the Plan or extend the expiration of the Plan. Unless sooner terminated by the Committee, the Plan will terminate ten years after the date of adoption, and no further stock bonuses or options may be granted pursuant to the Plan, while it is in effect, shall not be altered or impaired by suspension or termination of such Plan, except with the consent of the person to whom the award was granted.

Required Vote
-------------

     Approval of the Plan, as discussed above, requires the affirmative vote of a majority of the shares represented and voting at the Meeting and a majority of the disinterested shares represented and voting at the Meeting. Disinterested shares means those shares held by shareholders who are not entitled to participate as optionees under the Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE INCENTIVE STOCK BONUS AND OPTION PLAN OF LA JOLLA.


               PROPOSAL 4:  SELECTION OF INDEPENDENT AUDITORS
               ----------------------------------------------

     The Board of Directors has appointed Logan Throop and Co. as independent auditors for La Jolla for the fiscal year ending June 30, 2000. The firm of Logan Throop and Co. as independent auditors has examined the financial statements of La Jolla since 1998 and has no relationship with La Jolla except in its capacity as auditors. A representative of Logan Throop and Co. is expected to attend the Meeting, will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions. The selection of Logan Throop and Co. as La Jolla's independent auditors will be approved if ratified by the affirmative vote of a majority of shares represented and voting at the Meeting.


                                OTHER MATTERS
                                -------------

     The Board of Directors has no knowledge of any other matter which may come before the Meeting, and does not intend to present any other matters. However, if any other matters shall come before the Meeting or any adjournment thereof (including the election of any substitute for any of the foregoing nominees who is unable to, or for good reason will not, serve on the Board of Directors), the persons named as proxies will have the discretion and authority to vote the shares represented by a proxy in accordance with their best judgment.


                               ANNUAL REPORT
                               -------------

     Enclosed herewith is La Jolla's annual report for the fiscal year ending June 30, 1999. The annual report for fiscal year ending June 30, 2000 shall be forthcoming on schedule. The annual report contains consolidated financial statements of La Jolla thereon of Logan Throop and Co.

                    By order of the Board of Directors of La Jolla Diagnostics

                    Donald Brucker, Chairman of the Board of Directors

===============================================================================

                                EXHIBIT "A"

                          CERTIFICATE OF AMENDMENT
                                    OF
                         ARTICLES OF INCORPORATION


Donald Brucker and Stephen Roberts certify that:

     1. They are the Chief Executive Officer and the Secretary, respectively, of La Jolla Diagnostics, Inc., a California corporation (the "Company").

     2. Article I of the Articles of Incorporation of this Company is amended and restated to read as follows:

                                 "ARTICLE I
                                 ----------

             The name of this Company is NATUREWELL.COM, INC."

     3. The foregoing Amendment of Articles of Incorporation has been duly approved by the Board of Directors of the Company.

     4. The foregoing Amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 903 of the Corporations Code. The total number of outstanding shares of Common Stock of the Company is 19,813,014. No Preferred Stock of the Company is outstanding. The number of shares voting in favor of the amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of Common Stock.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Effective as of:  ___________________



                                      ---------------------------------------
                                      Donald Brucker, Chief Executive Officer



                                      ---------------------------------------
                                      Stephen Roberts, Secretary

===============================================================================

                                EXHIBIT "B"

                         LA JOLLA DIAGNOSTICS, INC.
                 2000 INCENTIVE STOCK BONUS AND OPTION PLAN


1.   PURPOSE OF THE PLAN.

The purpose of this 2000 Incentive Stock Bonus and Option Plan (the "Plan") of LA JOLLA DIAGNOSTICS, INC., a California corporation (the "Company") is to provide the Company with a means of attracting, compensating, and retaining the services of selected employees, directors and consultants. The Plan is intended to advance the interests of the Company by affording to selected employees, directors and consultants, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

2.   LEGAL COMPLIANCE.

It is the intent of the Plan that options may be granted under it
("Options")as either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code") or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the option. All options that are not so identified as ISOs are intended to be NQOs. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, as the same shall be amended from time to time, such aspect shall be deemed to be modified, deleted, or otherwise changed as necessary to ensure continued compliance with such provisions.

3.   ADMINISTRATION OF THE PLAN.

3.1  PLAN COMMITTEE.

The Plan shall be administered by a committee (the "Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company (the "Board") and shall consist of not less than two
(2)directors. If required to be in compliance with Rule 16b-3, members of the Committee shall be disinterested persons as defined in Rule 16b-3.

3.2  GRANTS OF STOCK BONUSES AND OPTIONS BY THE COMMITTEE

In accordance with the provisions of the Plan, the Committee, by resolutions, shall select those eligible persons to whom stock bonuses or options shall be granted ("Optionees"); shall determine the time or times at which each option shall be granted, whether an option is an ISO or an NQO and the number of shares to be subject to each bonus or option; and shall fix the time and manner in which options may be exercised and the terms over which stock bonuses will not and become nonforfeitable, the option exercise price, and the option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each option, which need not be identical, in the form referred to below in Section 7. Such agreement may include such other provisions as the Committee may deem necessary or desirable and consistent with the Plan, the Code and Rule 16b-3.

3.3  COMMITTEE PROCEDURES.

The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of these members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

3.4  FINALITY OF COMMITTEE ACTION.

The Committee shall resolve all questions arising under the Plan and agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its shareholders, the Committee and each of the members of the Committee, and the directors, officers, and employees of the Company, including Optionees and their respective successors in interest.

3.5  NON-LIABILITY OF COMMITTEE MEMBERS.

No Committee member shall be liable for any action or determination made by him in good faith with respect to the Plan or any bonus or option granted under it.

4.   BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN.

The Board may from time to time make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its shareholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion.

Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any right previously granted under the Plan without the express written consent of the Optionee;
or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in Section 8, without shareholder approval.

5.   SHARES SUBJECT TO THE PLAN.

For purposes of the Plan, the Committee is authorized to grant Stock Bonuses and Options for up to an aggregate of Five Million (5,000,000) shares of the Company's Common Stock, no par value per share ("Common Stock"), either treasury or authorized but unissued shares, or the number and kind of shares of stock or other securities which, in accordance with Section 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Stock Bonuses and Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

6.   PARTICIPANTS.

ISOs shall be granted only to full-time elected or appointed officers or other full-time key employees of the Company including, without limitation, members of the Board who are also full-time officers or key employees at the time of grant. NQOs and Stock Bonuses may be granted to employees (including officers) and directors of and consultants to the Company. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise.

7.   GRANTS OF BONUSES AND OPTIONS.

The Committee shall have the sole discretion to grant Stock Bonuses and Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Stock Bonuses and Options granted under the Plan may differ from one another, as the Committee, in its absolute discretion, shall determine as long as all grants under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that a Stock Bonus or Option is to be granted to an Optionee, a written agreement evidencing such Stock Bonus or Option shall be given to the Optionee, specifying the number of shares subject to the Stock Bonus or Option, the exercise price, whether an Option is an ISO or an NQO, and the other individual terms and conditions of such Stock Bonus or Option. Such agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The stock bonus or Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the agreement shall be dated as of the date of such resolution.

8.   OPTION EXERCISE PRICE.

The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee.

For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on NASDAQ or successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

9.   DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

9.1  OPTION PERIOD.

The option period shall be determined by the Committee with respect to each option granted. In no event, however, may the option period exceed ten (10) years from the date on which the option is granted.

9.2 EXERCISABILITY OF OPTIONS, ACCELERATION OF EXERCISABILITY AND FORFEITABILITY OF STOCK BONUSES.

Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term, and Stock Bonuses shall vest and become nonforfeitable, as determined in the discretion of the Committee.

9.3  TERMINATION OF OPTIONS.

An Option shall terminate three (3) months, and unvested Stock Bonuses shall be forfeited immediately, after termination of the Optionee's employment or relationship as a consultant or director with the company, unless the Stock Bonus or Option Agreement by its terms specifies otherwise.

10.  MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

10.1 WRITTEN NOTICE OF EXERCISE.

An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

10.2 CASH PAYMENT FOR OPTIONED SHARES.

If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

10.3 STOCK SWAP FEATURE.

At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer form the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event that the Optionee elects to pay the total purchase price in whole or in part with previously acquires shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 8.

10.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF
     ISSUANCE.

The receipt of shares of Common Stock in a Stock Bonus or upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by Section 14) providing to the Committee a written representation that, at the time of such grantor exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan if, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or (ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

10.5 SHAREHOLDER RIGHTS OF OPTIONEE.

Upon issuance of a Stock Bonus or exercise of an Option, the Optionee (or any other person who exercises the Option on his or her behalf as permitted by
Section 14) shall be recorded on the books of the Company as the owner of the shares, and the company shall deliver to such record owner one (1) or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by the Plan until such person shall have become the holder of record of such shares. Except as provided in Section 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

10.6 HOLDING PERIODS FOR TAX PURPOSES.

The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

11.  SUCCESSIVE GRANTS.

Successive grants of Options may be made to any Optionee under the Plan.

12.  ADJUSTMENTS.

If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share. In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

In the event of a Reorganization (as hereinafter defined), then,

a. If there is no plan or agreement with respect to the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

b. If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

The term "Reorganization" as used in this Section 12 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

The Committee shall provide to each Optionee then holding an outstanding and unexercised Option no less than thirty (30) calendar days' advanced written notice of any date fixed by the Committee pursuant to this Section 12 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each Optionee shall have the right during such period to exercise his or her Option only to the extent that the option was exercisable on the date such notice was provided to the Optionee.

Any adjustment to any outstanding ISO pursuant to this Section 12, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this Section 12 referred to as the "old options"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the Optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, Optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under
Section 424(h) of the Code.

All adjustments and determinations under this Section 12 shall be made by the Committee in good faith in its sole discretion.

13.  NON-TRANSFERABILITY OF OPTIONS AND UNVESTED BONUSES.

An Option shall be exercisable only by the Optionee, or in the event of his or her disability, by his or her guardian(s), conservator(s), or other legal representative(s), during the Optionee's lifetime. In the event of the death of the Optionee, an Option shall be exercisable by his or her legal representative(s), legatee(s), or heir(s), as the case may be, or by such person(s) as he or she may designate as his or her beneficiary or beneficiaries in a signed statement included as part of the option agreement.

Unvested Stock Bonuses and all Options shall not be transferable by the Optionee, either voluntarily or involuntarily, except by Will or the laws of descent and distribution. Any attempt to exercise, transfer or otherwise dispose of an interest in an Option in contravention of the terms and conditions of the Plan, or of the agreement for the Stock Bonus or Option, shall immediately void the Option and cause the unvested shares of a Stock Bonus to be forfeited.

14.  CONTINUED EMPLOYMENT.

Neither the creation of the Plan nor the granting of Stock Bonuses or Option(s) under it shall be deemed to create a right in an Optionee to continued employment or other affiliation with the Company, and each such Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Stock Bonuses or Options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

15.  TAX WITHHOLDING.

The grant of a Stock Bonus and the exercise of any option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such grantor exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such grantor exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.

16.  TERM OF PLAN.

16.1 EFFECTIVE DATE.

Subject to shareholder approval, the Plan shall become effective on July 1, 2000.

16.2 TERMINATION DATE.

Except as to Options previously granted and outstanding under the Plan, the Plan shall terminate at midnight on July 1, 2010 and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in Section 4.

17.  NON-EXCLUSIVITY OF THE PLAN.

Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without shareholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

18.  GOVERNING LAW.

The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

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

PROXY
                          LA JOLLA DIAGNOSTICS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JUNE 29, 2000


     The undersigned shareholder of La Jolla Diagnostics, Inc. (the "Company"), a California corporation, hereby acknowledges the receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement with respect to the Annual Meeting of Shareholders of La Jolla Diagnostics, Inc. to be held at the La Jolla Country Club located at 7301 High Avenue, La Jolla, California 92037, on JUNE 29, 2000 at 10:00 a.m., local time, and hereby appoints DONALD BRUCKER or failing him STEPHEN ROBERTS or failing him THOMAS CAJKA, as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of LA JOLLA DIAGNOSTICS, INC. which the undersigned may be entitled to vote at such meeting, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.


               MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES
                         FOR DIRECTOR LISTED BELOW

PROPOSAL 1:    To elect directors to hold office until next Annual Meeting of
               Shareholders and until their successors are elected.

FOR all nominees listed below (except as marked to the contrary below). WITHHOLD AUTHORITY to vote all nominees listed below.

Nominees:      Donald Brucker, O.D.          Stephen Roberts, M.D.
               Thomas Cajka                  Greg Caton.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S) BELOW:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2

PROPOSAL 2:    To approve the name change of the Company from
               La Jolla Diagnostics, Inc. to NatureWell.com, Inc. and that the Company's Articles of Incorporation be altered accordingly.

FOR
AGAINST
ABSTAIN


                MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3

PROPOSAL 3:    To approve the Company's 2000 Stock Bonus and Option Plan.

FOR
AGAINST
ABSTAIN


                MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 4

PROPOSAL 3:    To approve the selection of Logan Throop and Co. as independent auditors for the Company.

FOR
AGAINST
ABSTAIN


THIS PROXY HAS BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY WRITTEN INSTRUCTIONS TO THAT EFFECT, SIGNED AND DATED BY ME, WHICH MUST BE ACTUALLY RECEIVED BY THE COMPANY PRIOR TO THE COMMENCEMENT OF THE ANNUAL MEETING.

     DATED: ________________, 2000
                                     ________________________________________


                                     ________________________________________
                                     Signature(s)

                                     Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

===============================================================================